                                                                    Exhibit 10.1


                                   AMENDMENT
                                  TO REVOLVING
                                CREDIT AGREEMENT
                                ----------------

     THIS AMENDMENT, dated as of April 30, 1999 (the "Amendment"), is entered into by and among Universal Health Realty Income Trust (the "Company"), First Union National Bank, Bank of America (as successor by merger to NationsBank), Fleet National Bank and PNC Bank, National Association (each individually, a "Bank" and collectively, the "Banks") and First Union National Bank, as administrative agent for the Banks (the "Agent").


                             PRELIMINARY STATEMENT
                             ---------------------

     WHEREAS, the Company, the Banks and the Agent are parties to a Revolving Credit Agreement dated as of June 24, 1998 (the "Credit Agreement"), pursuant to which the Banks have provided the Company with the Loans upon the terms and conditions set forth in the Credit Agreement; and

     WHEREAS, the Company has requested, and the Banks and the Agent have agreed, to modify the Credit Agreement in certain respects; and

     WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement hereby, but only to the extent and on the terms and conditions specifically set forth herein. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, intending to be legally bound hereby, and subject to the satisfaction of the conditions hereinafter set forth, the parties hereto agree as follows:

1. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     Schedule 1 to the Credit Agreement is deleted in its entirety and replaced with Schedule 1 attached hereto.

2.   CONDITIONS PRECEDENT.

     The provisions of Section 1 shall be effective upon the satisfaction or waiver of the conditions precedent set forth in Section 2.2 of the Agreement.

3.   REPRESENTATIONS AND WARRANTIES.

     (a) The Company confirms the accuracy of the representations and warranties contained in the Credit Agreement as of the date originally given and restates to the Banks such representations and warranties, as amended, on and as of the date hereof as if originally given on such date.

     (b) The making and performance of this Amendment and the performance of the Credit Agreement, as amended hereby, are within the power and authority of the Company and have been duly authorized by all necessary corporate action.

     (c) When executed and delivered, this Amendment, and the Credit Agreement as amended hereby, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms.

4.   COVENANTS.

     The Company warrants to the Banks that the Company is in compliance and has complied with all covenants, agreements and conditions in the Credit Agreement on and as of the date hereof, that no Default or Event of Default has occurred and is continuing on the date hereof and that upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.   EFFECT OF AMENDMENT.

     This Amendment amends the Credit Agreement only to the extent and in the manner herein set forth, and in all other respects the Credit Agreement is ratified and confirmed.

6.   COUNTERPARTS: EFFECTIVENESS.

     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment shall become effective when the Banks shall have received the signed counterparts by all the parties hereto.

7.   GOVERNING LAW.

     This Amendment shall be deemed to be a contract under the law of the Commonwealth of Pennsylvania and shall for all purposes be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, without reference to principles of conflicts or choice of law.

     IN WITNESS WHEREOF, the Company and the Banks have caused this Amendment to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.


                              UNIVERSAL HEALTH REALTY INCOME TRUST

                              By: /s/ CHERYL K. RAMAGANO
                                  ----------------------------------------------
                                  Title:


                              FIRST UNION NATIONAL BANK, individually and as
                              Agent

                              By:
                                 -----------------------------------------------
                                 Title:


                              BANK OF AMERICA (as successor by merger to NATIONSBANK)

                              By:
                                 -----------------------------------------------
                                 Title:


                              FLEET NATIONAL BANK

                              By:
                                 -----------------------------------------------
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 -----------------------------------------------
                                 Title:




                                      -3-
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                                   SCHEDULE 1


                                   COMMITMENTS







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                                                                                            Commitment
Bank                                                                Commitment              Percentage
----                                                                ----------              ----------








First Union Nation Bank                                            $55,000,000              55.00%
Healthcare Finance Group
301 South College Street
Charlotte, NC 28288 0735
Attention:  Valerie Cline
Fax: 710 383 9144



Bank of America (as successor by                                   $20,000,000              20.00%
Merger to NationsBank)
One NationsBank Plaza
Nashville, TN 37239 1697
Attention:  Kevin Wagley
Fax: 615 749 4640



Fleet National Bank                                                $15,000,000              15.00%
Healthcare & Institutions Division
One Federal Street
MA of DO7B
Boston, MA 02110 2010
Attention:  Ginger Stolzerthaler
Fax: 617 346 4699



PNC Bank, National Association                                     $10,000,000              10.00%
1600 Market Street
MS #F2 F070 22 6
Philadelphia, PA 19103
Attention:  Jack Swire
Fax: 215 585 6987



                                                                 --------------             --------
                                                                  $100,000,000              100%
